Employment Agreements of Executive Officers	12 Months Ended
Dec. 31, 2017
Notes
Employment Agreements of Executive Officers

11.     EMPLOYMENT AGREEMENTS OF EXECUTIVE OFFICERS

On July 7, 2017, we appointed Michael Mildenberger as our Chief Executive Officer and President. We entered into an employment agreement with Mr. Mildenberger (the “Mildenberger Agreement”) on January 30, 2018. Under the terms of the Mildenberger Agreement, we agreed to employ Mr. Mildenberger for two years at an annual base salary of $250,000, which is subject to automatic annual renewal for one-year periods and annual review by our Board of Directors. During the Employment Period, as defined in the Mildenberger Agreement, Mr. Mildenberger may receive an annual bonus to be determined at the sole discretion of the Compensation Committee of the Board of Directors. Either party has the right to terminate the Mildenberger Agreement upon 30 days written notice. Mr. Mildenberger is eligible for participation in all executive benefit programs, including health insurance, life insurance, and stock-based compensation. If Mr. Mildenberger’ employment is terminated without cause, we are obligated to (i) pay Mr. Mildenberger an amount equal to two times his annual base salary upon such termination, (ii) provide Mr. Mildenberger with health insurance benefits for a period of eighteen months after such termination, of which the premiums for the first twelve months after such termination shall be paid by us, and (iii) provide Mr. Mildenberger life insurance benefits for one year after such termination at our expense.